CONSOLIDATED STATEMENTS OF COMPREHENSIVE (LOSS) INCOME (USD $) In Thousands, unless otherwise specified	3 Months Ended		6 Months Ended		12 Months Ended
	Jun. 30, 2012	Jun. 30, 2011	Jun. 30, 2012	Jun. 30, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
NET (LOSS) INCOME	$ 223,065	$ 73,780	$ 322,074	$ 143,164	$ (723,901)	$ (495,668)	$ 887,175
OTHER COMPREHENSIVE INCOME:
Net changes in fair value of cash flow hedges, net of taxes of $(21,384) (2011), $(42,542) (2010) and $(15,929) (2009) for years ended December 31 and net of reclassification adjustments	2,952	8,924	2,693	20,363	39,713	79,006	29,583
Change in unrealized appreciation on securities available for sale, net of taxes of $219 (2011), $(138) (2010) and $(149) (2009) for years ended December 31 and net of reclassification adjustments	(6)	220	(12)	(211)	(406)	256	276
Total other comprehensive income	2,946	9,144	2,681	20,152	39,307	79,262	29,859
COMPREHENSIVE (LOSS) INCOME	$ 226,011	$ 82,924	$ 324,755	$ 163,316	$ (684,594)	$ (416,406)	$ 917,034